UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

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                                 FORM 8-K

                             CURRENT REPORT
  Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported) October 13, 2004

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                    HOLLYWOOD ENTERTAINMENT CORPORATION
          (Exact name of registrant as specified in its charter)

      Oregon                      0-21824            93-0981138
  (State or other               (Commission         (IRS Employer
    jurisdiction                 File Number)     Identification No.)
  of incorporation)


             9275 SW Peyton Lane, Wilsonville, Oregon 97070
          (Address of principal executive offices and zip code)

                              (503) 570-1600
          Registrant's telephone number, including area code

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ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On October 13, 2004, Hollywood Entertainment Corporation (the "Company") amended and restated its merger agreement with affiliates of Leonard Green & Partners, L.P. ("LGP"). The amendment reduces the merger consideration from $14.00 to $10.25 per share and includes other modifications intended to make the completion of the merger more likely. The amendment also eliminates the termination fee previously payable to LGP and restrictions on the Company's ability to solicit offers from other interested acquirors. A copy of the amended and restated agreement and plan of merger is attached as exhibit 2.1. The Company's October 14, 2004 press release announcing its entry into the amended and restated merger agreement is attached as exhibit 99.1.

In connection with the amendment, LGP's debt financing sources have provided amended commitments that eliminate the required ratings condition and the maximum leverage ratio condition. The second amended and restated bank and bridge facilities commitment letter is attached as exhibit 99.2. LGP's equity financing commitment letter is attached as exhibit 99.3.


ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS


(c) Exhibits.

2.1 Amended and Restated Agreement and Plan of Merger dated October 13, 2004 by and among Hollywood Entertainment Corporation, Carso Holdings Corporation and Hollywood Merger Corporation.

99.1   Press Release dated October 14, 2004 entitled "Hollywood
       Entertainment Corporation Enters Into Amended and Restated Merger Agreement."

99.2 Second Amended Bank and Bridge Facilities Commitment Letter dated October 13, 2004 from UBS Loan Finance LLC, UBS Securities LLC, Bear Stearns Corporate Lending Inc., Bear, Stearns & Co. Inc., and Wells Fargo Bank, N.A.

99.3   LGP Equity Financing Commitment Letter dated October 13, 2004.



SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                 HOLLYWOOD ENTERTAINMENT CORPORATION
                           (Registrant)

          October 14, 2004         /s/ Timothy R. Price
          ----------------         ---------------------
          Date                     Timothy R. Price
                                   Chief Financial Officer



EXHIBIT INDEX

Exhibit Number     Description
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2.1                Amended and Restated Agreement and Plan of Merger
                   dated October 13, 2004 by and among Hollywood
                   Entertainment Corporation, Carso Holding Corporation and Hollywood Merger Corporation.

99.1               Press Release dated October 14, 2004 entitled
                   "Hollywood Entertainment Corporation Enters Into Amended and Restated Merger Agreement."

99.2 Second Amended Bank and Bridge Facilities Commitment Letter dated October 13, 2004 from UBS Loan Finance LLC, UBS Securities LLC, Bear Stearns Corporate Lending Inc., Bear, Stearns & Co. Inc., and Wells Fargo Bank, N.A.

99.3               LGP Equity Financing Commitment Letter dated
                   October 13, 2004.